Effective immediately, the sub-section entitled “Sales Charges” in Appendix E entitled “Sales Charges and Distribution Plan Payments” is hereby restated in its entirety as follows:

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
May 31, 2010	$1,073,461	$173,127	$900,334	$3,169	$30,536	$9,538
May 31, 2009	$193,217	$29,775	$163,442	$115	$48,440	$10,351
May 31, 2008	$303,673	$46,156	$257,517	$89	$59,161	$13,946